UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2018

Hardinge Inc.

(Exact Name of Registrant as Specified in its Charter)

New York	000-15760	16-0470200
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hardinge Drive

Elmira, New York 14903

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (607) 734-2281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

On May 4, 2018, Hardinge Inc. (“Hardinge” or the “Company”) reached an agreement to resolve a purported shareholder class action on behalf of a Hardinge shareholder filed in the New York Supreme Court of Chemung County on April 17, 2018 (the “Action”).

The Action, captioned Elstein v. Dougherty, et al., Index No. 2018-1412, names as defendants Hardinge and the members of its board of directors.  The Action alleges that the individual defendants breached their fiduciary duties in connection with the Agreement and Plan of Merger, dated as of February 12, 2018 (the “Merger Agreement”), by and among the Company, Hardinge Holdings, LLC, a Delaware limited liability company (“Parent”), and Hardinge Merger Sub, Inc., a New York corporation and a direct wholly owned subsidiary of Parent (“Acquisition Sub”), pursuant to which Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Acquisition Sub are beneficially owned by affiliates of Privet Fund Management LLC and Privet Fund LP (collectively, “Privet” or the “Sponsor Entities”). The Action alleges that the individual defendants breached their fiduciary duties by engaging in an inadequate sales process that resulted in an unfair price for Hardinge and by failing to disclose certain allegedly material information regarding the Merger.  The defendants believe that the Action is entirely without merit and vigorously deny the allegations that Hardinge’s directors breached their fiduciary duties.

In connection with resolution of the Action, the Company has agreed to make the following amended and supplemental disclosures (the “Amended and Supplemental Disclosures”) to the proxy statement filed with the Securities and Exchange Commission on April 16, 2018 (the “Proxy Statement”).  The Amended and Supplemental Disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety.  Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.  Plaintiff has agreed that, following the filing of this 8-K, she will dismiss the Action in its entirety, with prejudice as to the named plaintiff only and without prejudice to all other members of the putative class.

The resolution of the Action will not affect the timing of the special meeting of the Hardinge shareholders, which is scheduled to be held on May 22, 2018, or the amount of the consideration to be paid to Hardinge shareholders in connection with the Merger.  The resolution of the Action is not, and should not be construed as, an admission of wrongdoing or liability by any defendant.    Likewise, defendants do not believe that any further disclosure regarding the Merger is required under applicable laws other than that which has already been provided in the Proxy Statement.  Furthermore, nothing in this Current Report on Form 8-K (this “Report”) or the resolution of the Action shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth in this Report.  However, to avoid the risk of the putative shareholder class action delaying or adversely affecting the Merger, to minimize the substantial expense, burden, distraction and inconvenience of continued litigation and to resolve plaintiff’s claims asserted in the Action, the Company has agreed to make these amended and supplemental disclosures to the Proxy Statement.

AMENDED AND SUPPLEMENTAL DISCLOSURES

Special Factors—Background of the Merger

1.                          The disclosure on page 16 of the Proxy Statement is amended and supplemented by adding the following disclosure before the first full paragraph on such page:

Following the conclusion of this sale process in early 2016, no indications of interest were made to the Hardinge board of directors or senior management by a third party stating that it was interested in seeking to acquire Hardinge until the October 2017 indication from Privet described below.

2.                          The disclosure on page 17 of the Proxy Statement is amended and supplemented by adding the following disclosure at the end of the first paragraph, which begins on page 16:

No such discussions between Privet and Mr. Dougherty and other members of management took place until after the parties entered into the Merger Agreement and the transaction was publicly announced.

3.                          The disclosure on page 18 of the Proxy Statement is amended and supplemented by replacing the sixth sentence of the first full paragraph with the following:

The members of the Committee discussed management projections, noting that these projections assumed that upwards trends would generally continue and did not reflect the cyclicality of the Company’s business that has been exhibited over time.  The members of the Committee also discussed the preliminary financial analysis of BMO, as well as the separate indications made to BMO and Wachtell Lipton by Privet’s financial and legal advisors that there was potential for upside to Privet’s initial proposal following completion of its due diligence review.

4.                          The disclosure on page 21 of the Proxy Statement is amended and supplemented by replacing the sixth sentence of the first paragraph, which begins on page 20, with the following:

The members of the Committee discussed the significant fluctuations in sales and operating income in the past that affected the Company’s business, operating results, financial condition, and the market price of the Shares. In particular, the members of the Committee noted during this discussion and in prior discussions that a number of factors could significantly influence demand for Hardinge’s products, including fluctuations in capacity at original equipment manufacturers and job shops, the availability of skilled machinists, the need to replace older machines and the evolution of end-use products. It was also the Committee’s view that demand for Hardinge’s products is subject to general economic and manufacturing industry expansions and contractions. Based on these factors and the judgment of the Committee, it was the consensus of the Committee that it should analyze the potential sale of the Company in light of multiple potential scenarios for the projected financial performance of the business rather than the one single scenario reflected in the November 2017 business plan.

5.                          The disclosure on page 25 of the Proxy Statement is amended and supplemented by adding the following disclosure following the eighth sentence of the first paragraph, which begins on page 24:

During the meeting, Mr. Dougherty confirmed to the other members of the Board that he and other members of management had not had any discussions with Privet regarding post transaction employment, consistent with the prior instructions of the Committee.

Special Factors—Opinion of BMO Capital Markets Corp.

6.                          The disclosure on page 42 of the Proxy Statement is amended and supplemented by adding the following disclosure at the end of the third full paragraph on such page:

In addition, in the two years prior to the date of BMO’s opinion, BMO did not have any such material relationships, nor were any such material relationships mutually understood to be contemplated, with any of the Privet Filing Parties.  As of the date of the proxy statement, BMO does not have any active or future agreements with the Company, Parent, Acquisition Sub or any of the Privet Filing Parties in connection with the provision of any financial advisory or financing services by BMO (other than its engagement with the Company in connection with the potential sale of the Company, for which BMO will receive the compensation described above).

Special Factors—Interests of the Executive Officers and Directors of the Company in the Merger

7.                          The disclosure on page 56 of the Proxy Statement is amended and supplemented by adding the following disclosure after the first sentence of the fourth full paragraph on such page:

Any such retention awards are required to be paid immediately prior the effective time of the Merger or such later date determined by the Company, or upon an earlier qualifying termination of employment. Amounts under any such retention program shall be allocated among the employees of Hardinge and its subsidiaries identified, and in the amounts and on the terms determined, by the Chief Executive Officer of Hardinge (or his designees). If a retention award or portion thereof is forfeited by a participant, the Chief Executive Officer of Hardinge (or his designees) may reallocate the retention award (or unpaid portion thereof) to existing employees or new hires.

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Important Additional Information and Where to Find It

The Company filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement of the Company on April 16, 2018. The Company has also filed other documents with the SEC regarding the proposed transaction. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Shareholders can obtain free copies of the proxy statement and other documents containing important information about the Company and Privet through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are also available free of charge on the Company’s website at www.hardinge.com and clicking on “Investor Relations” or by contacting the Company’s Investor Relations Department at (716) 843-3908.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its annual report on Form 10-K, which was filed with the SEC on March 9, 2018. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials that have been filed with the SEC.

Forward Looking Statements

This communication contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that involve risks and uncertainties concerning Hardinge’s expected financial performance and its strategic and operational plans. Such statements are based on management’s current expectations, assumptions, estimates, and projections, as well as information currently available to Hardinge, which involve risks and uncertainties. Any statements that are not statements of historical fact or that are about future events may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions are intended to identify forward-looking statements. The actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements.

Certain factors could cause actual results to differ from those anticipated in the forward-looking statements in this release, including the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required shareholder approval, the taking of governmental action (including the passage of legislation) to block the transaction, the failure of Privet to obtain the equity and debt financing or other funds required to finance the transaction, or the failure of other closing conditions, the possibility that the expected financial impacts will not be realized, or will not be realized within the expected time period, including as a result of fluctuations in the machine tool business, the cyclical nature of our markets, changes in general economic conditions in the U.S. or internationally, the mix of products sold and the profit margins thereon, the relative success of our entry into new product and geographic markets, our ability to manage our operating costs and announced cost reduction initiatives, product liability claims, work stoppages or other labor issues, our ability to execute on our previously announced real estate sale and other restructuring activities, actions taken by customers such as order cancellations or reduced bookings by customers or distributors, competitors’ actions such as price discounting or new product introductions, governmental regulations and environmental matters, loss of key management or other personnel, failure of operating equipment or information technology infrastructure, changes in the availability and cost of materials and supplies, the implementation of new technologies and currency fluctuations, and other risks and factors described in our quarterly reports on Form 10-Q, annual reports on Form 10-K, definitive proxy statement and in our other filings with the SEC or in materials incorporated therein by reference.

We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARDINGE, INC.

Date: May 11, 2018	By:	/s/ B. Christopher DiSantis
	Name:	B. Christopher DiSantis
	Title:	Chairman of the Board of Directors